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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                  APRIL 5, 2005
                Date of Report (Date of earliest event reported)


                                 ORAGENICS, INC.
             (Exact name of registrant as specified in its charter)


           FLORIDA                   000-50614                 59-3410522

(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)           Identification No.)


                              12085 RESEARCH DRIVE
                             ALACHUA, FLORIDA 32615
           (Address of principal executive offices including zip code)


                                 (386) 418-4018
               Registrant's telephone number, including area code


                                      NONE
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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ITEM 8.01        OTHER EVENTS

         Oragenics, Inc. issued a press release to announce that it has developed a proprietary manufacturing process for its novel antibiotic drug candidate, Mutacin 1104, to allow the Company to manufacture sufficient quantities to enable them to begin preclinical studies.


ITEM 9.01        FINANCIAL INFORMATION AND EXHIBITS


                 EXHIBIT NO.          DESCRIPTION
                 -----------          -----------

                 99.1                 Press Release

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                                   SIGNATURES

         In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 5th day of April, 2005.


                                       ORAGENICS, INC.
                                       (REGISTRANT)

                                       BY: /s/ Mento A. Soponis
                                           --------------------------
                                           Mento A. Soponis
                                           President and Chief Executive Officer